Supplement dated August 21, 2020
to the
Next Generation Corporate Variable Universal Life prospectus dated May 1, 2019
This supplement updates certain information contained in the prospectus. Please read it and keep it with the prospectus for future reference.
The following section of the prospectus is deleted in its entirety and replaced with the following:
The Total Annual Mutual Fund Operating Expenses table, which shows the minimum and maximum total operating expenses, as of December 31, 2019, charged by the underlying mutual funds that a policy owner may periodically pay while the policy is in force. More detail concerning each mutual fund’s fees and expenses is contained in the mutual fund’s prospectus.
Total Annual Mutual Fund Operating Expenses
	Minimum	Maximum
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.27%	9.70%
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